Semiannual Report


MID-CAP
GROWTH
FUND

-------------
June 30, 1997
-------------

 [LOGO OF T. ROWE PRICE APPEARS HERE]

 T. Rowe Price

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
Mid-Cap Growth Fund

 . Stocks advanced sharply in the second quarter to provide stellar returns for the first half; mid-cap stocks rose but not as much as large-cap, blue chip stocks.

 . The fund's return for the first six months did not keep pace with its mid-cap benchmarks, as value stocks outperformed growth stocks in the mid-cap market sector.

 . A number of holdings benefited from merger and acquisition activity, testifying to the attractive values among mid-cap stocks. Three large retail holdings were top contributors.

 . While it is difficult to see what might derail this stock market, we are cautious in light of the current high valuations. Mid-cap stock valuations are somewhat less extended, and we are optimistic for both the near and long term.

Fellow Shareholders

After a dull first quarter, stocks surged during the second. Mid-cap stocks participated in the rebound but lagged behind their larger brethren by significant margins for the 6- and 12-month periods ending June 30. Moreover, mid-cap growth stocks, exemplified by your fund, in turn trailed mid-cap value stocks for both periods, which was the primary reason the fund lagged its mid-cap benchmarks in recent months.

In ordinary times, we would be very satisfied with your fund's return over the last year. After all, the Mid-Cap Growth Fund's absolute gain of 17.23% is well above the stock market's historical norm for a 12-month period and above its peer group average. However, the extraordinary advance of the unmanaged Standard & Poor's 500 Stock Index, led primarily by large blue chip companies, makes us feel as though we were not invited to the party. Amid the disappointing recent performance of the mid-cap sector, it is worth noting that mid-caps have historically outperformed large-caps over longer periods. Indeed, your fund's return of 194.70% over the last five years easily exceeds the 146.55% gain of the S&P 500. (See page 7 for more performance information.)

PERFORMANCE COMPARISON

Periods Ended 6/30/97                6 Months        12 Months
---------------------------------------------------------------
Mid-Cap Growth Fund                     6.22%           17.23%
 ...............................................................
S&P MidCap Index                       12.99            23.33
 ...............................................................
Lipper Mid Cap Funds Average            9.09            15.61
 ...............................................................
S&P 500                                20.61            34.70
 ...............................................................

MARKET ENVIRONMENT

Stock market investors have been treated to exemplary returns against the best market backdrop in years. The economic expansion is in its seventh year and, after growing a little too fast in the first quarter of 1997, seems to have moderated recently. Thus, we have an ideal environment where the economy is growing fast enough to accommodate good corporate earnings growth, yet slow enough to allay fears of an impending inflationary surge. The U.S. inflation rate appears benign and has actually declined slightly in spite of a reasonably tight job market. In Washington, politicians are still squabbling, but there appears to be a movement by both parties toward the middle of the political spectrum, at least on economic issues. Both parties appear to agree on some measure of capital gains tax reduction. Meanwhile, the federal budget deficit has declined so fast that extrapolating budget surpluses in the years ahead may no longer be a fantastic notion. Globally, we are in the midst of a relatively peaceful period in which capitalism and democracy are ascendent. Consumer confidence is at record highs, and individual investors continue to pour money into equity mutual funds. Despite vibrant demand for new equity offerings, corporate stock buybacks and record merger and acquisition activity are retiring stock as fast as it is issued.

After 1995 and 1996, when the S&P 500 posted a cumulative gain of 69.7% -- its third-best two-year return in six decades -- many observers, ourselves included, believed the market was due for a pause. While the market did correct almost 10% in March and April, it raced back to close with a strong gain for the first half of 1997. Large-cap companies led the way, as investors continued to be enamored of franchise brands like Coca-Cola, Procter & Gamble, and GE. Small and mid-cap companies lagged the rally by a significant margin. In the mid-cap sector, value performed better than growth, an anomalous situation because the reverse was true in the large-cap arena.

PORTFOLIO REVIEW

The portfolio had less divergence than usual among industry groups in the first half, though significant volatility led to notable contributions and detractions. Three retailers were among the fund's top 10 contributors in the first half of 1997. General Nutrition, the nation's largest retailer of vitamin and other health-related products and a long-time holding, was the fund's top performer as the company rebounded from a temporary sales slowdown in mid-1996. Costco, the nation's leading warehouse club operator, and Kohl's, a major discount department store, also reported strong earnings gains and performed well. Cooper Cameron and Smith International, both energy service companies, were the top contributors for the 12-month period. These companies benefited from extremely strong demand for products and services that assist oil exploration and production companies in the drilling process.

Unfortunately, gains from these stocks were offset by several very disappointing stocks. Foremost was Mercury Finance, a leader in used car automobile lending. Along with other investors, we were victimized by suspected management fraud and manipulation of financial statements, and are seeking redress through legal action. The fund was also hurt in the first half by its position in Boston Chicken, a restaurant operator whose stock fell when an unanticipated sales slowdown precipitated a reevaluation by investors of what was, in hindsight, an overly aggressive expansion plan and a problematic financial structure. The second-worst detractor for the 12-month period was Shiva, a networking company, which stumbled in a product line transition.

The market has not treated the mid-cap growth sector well over the last year, but it is worth noting that corporate buyers do appear to recognize value in the sector as takeover activity in our portfolio is easily at its highest level in five years. Portfolio companies acquired in the last several quarters include ADT, Revco, Eckerd, Oxford Resources, Career Horizons, Cascade Communications, and Vivra. The acquisition of Palmer Wireless is pending. We do not actively purchase companies we believe may be acquired, but we do view this flurry of activity as a reaffirmation of the current relative attractiveness of the mid-cap sector.

Your fund remains well diversified across sectors. We have made only modest changes in the last six months, as shown in the table.

-----------------------
Sector Diversification
--------------------------------------------------------------------------------

                             Percent of       Percent of
                             Net Assets       Net Assets
                               12/31/96          6/30/97
---------------------------------------------------------
Financial                           10%               9%
 .........................................................
Health Care                          9               10
 .........................................................
Consumer                            19               18
 .........................................................
Technology                           8                7
 .........................................................
Business Services                   28               28
 .........................................................
Energy                               6                7
 .........................................................
Industrial                           8               10
 .........................................................
Basic Materials                      2                3
 .........................................................
Reserves                            10                8
---------------------------------------------------------
Total                              100%             100%

OUTLOOK

As mentioned earlier, a combination of factors -- moderate domestic economic growth, low inflation and interest rates, growing corporate earnings, rapidly declining budget deficits, and a benign global political environment -- present a very favorable backdrop for the stock market, in our opinion. It is difficult to envisage a major stock market setback in this context. However, stock valuations are high by historical standards using benchmarks such as price/earnings ratios, price/book value ratios, and dividend yields. The Leuthold Group reports that the 15-year compound annual return for the S&P 500 as of June 30 was 18.8%, the best such period ever recorded, far above the 10.7% 1926-to-date median.

Perhaps we have entered a "new era" of peace and prosperity. However, students of the stock market know from experience that the most dangerous phrase in the language is "this time it's different." After all, the stock market reflects human emotion, which can vary greatly over long periods.

It is interesting to note that small- and mid-cap stocks often lead in the latter stages of bull markets, yet this has not been the case recently. Nevertheless, with blue chip stocks trading at price/earnings ratios well above their growth rates, it is possible the sector many now consider the "safest" -- the large blue chips -- may actually be the riskiest. While we are not sure what catalyst may come along to change the leadership of the market, the relative values in the mid-cap sector appear attractive, though absolute valuations are high by historical standards.

We remain optimistic about the long-term prospects for mid-cap companies. The aggregate underlying growth rate of our portfolio companies is well in excess of the market as a whole, yet the price/earnings ratio is only modestly higher than the market and well below many of the blue chip leaders. Over the long run, we believe your fund is well positioned to achieve attractive returns.


Respectfully submitted,

/s/ Brian W. H. Berghuis

Brian W. H. Berghuis
President and Chairman of the Investment Advisory Committee

July 14, 1997

T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------


--------------------
Portfolio Highlights
--------------------------------------------------------------------------------



TWENTY-FIVE LARGEST HOLDINGS
                                                                    Percent of
                                                                    Net Assets
                                                                       6/30/97
--------------------------------------------------------------------------------
ACE Limited                                                               2.1%
 ................................................................................
Warnaco Group                                                             2.0
 ................................................................................
TriMas                                                                    1.8
 ................................................................................
Danaher                                                                   1.8
 ................................................................................
Smith International                                                       1.7
--------------------------------------------------------------------------------
Interim Services                                                          1.7
 ................................................................................
Camco International                                                       1.6
 ................................................................................
Franklin Resources                                                        1.6
 ................................................................................
BE Aerospace                                                              1.5
 ................................................................................
Gartner Group                                                             1.5
--------------------------------------------------------------------------------
Sybron International                                                      1.5
 ................................................................................
Great Lakes Chemical                                                      1.5
 ................................................................................
Quorum Health Group                                                       1.5
 ................................................................................
General Nutrition                                                         1.5
 ................................................................................
JP Foodservice                                                            1.4
--------------------------------------------------------------------------------
La Quinta Inns                                                            1.4
 ................................................................................
PartnerRe Holdings                                                        1.4
 ................................................................................
Cooper Cameron                                                            1.4
 ................................................................................
Catalina Marketing                                                        1.4
 ................................................................................
Teleflex                                                                  1.4
--------------------------------------------------------------------------------
Ikon Office Solutions                                                     1.3
 ................................................................................
Money Store                                                               1.3
 ................................................................................
Circuit City Stores                                                       1.3
 ................................................................................
Stewart Enterprises                                                       1.2
 ................................................................................
Costco Companies                                                          1.2
--------------------------------------------------------------------------------
Total                                                                    38.0%

T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------


--------------------
Portfolio Highlights
--------------------------------------------------------------------------------

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE


6 Months Ended 6/30/97

Ten Best Contributors                                           Ten Worst Contributors
--------------------------------------------------------------------------------------------------------------------------
General Nutrition                            18 cents           Mercury Finance                               -31 cents
 ........................................................        ..........................................................
Gartner Group *                              17                 Boston Chicken                                 22
 ........................................................        ..........................................................
Franklin Resources                           17                 Ikon Office Solutions                          11
 ........................................................        ..........................................................
Oxford Resources ***                         12                 Network General                                11
 ........................................................        ..........................................................
ADT **                                       12                 360 Communications                             11
 ........................................................        ..........................................................
Smith International                          12                 Tupperware **                                  10
 ........................................................        ..........................................................
ACE Limited                                  10                 Scholastic **                                  10
 ........................................................        ..........................................................
Costco Companies                              9                 Corporate Express                               9
 ........................................................        ..........................................................
Kohl's                                        9                 FORE Systems **                                 9
 ........................................................        ..........................................................
Interim Services                              9                 TVX Gold                                        8
--------------------------------------------------------        ----------------------------------------------------------
Total                                       125 cents           Total                                        -132 cents


12 Months Ended 6/30/97

Ten Best Contributors                                           Ten Worst Contributors
--------------------------------------------------------------------------------------------------------------------------
Cooper Cameron                                 29 cents         Mercury Finance *                             -28 cents
 ........................................................        ..........................................................
Smith International                            27               Shiva **                                       21
 ........................................................        ..........................................................
ACE Limited                                    23               Apria Healthcare                               17
 ........................................................        ..........................................................
ADT **                                         21               Boston Chicken                                 17
 ........................................................        ..........................................................
Franklin Resources                             20               Corporate Express                              16
 ........................................................        ..........................................................
Cardinal Health                                20               360 Communications                             11
 ........................................................        ..........................................................
Oxford Resources ***                           19               Intuit                                         10
 ........................................................        ..........................................................
Revco **                                       17               Vanguard Cellular                              10
 ........................................................        ..........................................................
Gartner Group *                                17               Olsten **                                       9
 ........................................................        ..........................................................
General Nutrition                              17               FORE Systems **                                 8
--------------------------------------------------------        ----------------------------------------------------------
Total                                         210 cents         Total                                        -147 cents


  *   Position added
  **  Position eliminated
  *** Acquired by another company

T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------


----------------------
Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[LINE GRAPH APPEARS HERE]

DATE        S&P MIDCAP INDEX     LIPPER MID CAP FUNDS     MID-CAP GROWTH FUND
6/30/92          10,000                 10,000                   10,000
6/30/93          12,269                 12,399                   13,692
6/30/94          12,262                 12,611                   14,810
6/30/95          15,002                 15,748                   18,698
6/30/96          18,241                 19,759                   25,139
6/30/97          22,496                 22,862                   29,470

------------------------------------
Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                     Since  Inception
Periods Ended 6/30/97  1 Year  3 Years  5 Years  Inception       Date
-----------------------------------------------------------------------
Mid-Cap Growth Fund    17.23%  25.78%   24.13%      24.13%    6/30/92
 .......................................................................

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------
Unaudited


--------------------
Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                         6 Months           Year                                                    6/30/92
                                            Ended          Ended                                                    Through
                                          6/30/97       12/31/96       12/31/95       12/31/94       12/31/93      12/31/92
NET ASSET VALUE
Beginning of period                     $   24.43      $   20.13      $   14.85      $   15.18      $   12.27      $  10.00
                                        ......................................................................................
Investment activities
  Net investment income                     (0.02)         (0.01)             -              -*             -*         0.01*
  Net realized and
  unrealized gain (loss)                     1.54           5.00           6.07           0.04           3.21          2.44
                                        ......................................................................................
  Total from
  investment activities                      1.52           4.99           6.07           0.04           3.21          2.45
                                        ......................................................................................
Distributions
  Net realized gain                             -          (0.69)         (0.79)         (0.37)         (0.30)        (0.18)
                                        ......................................................................................

NET ASSET VALUE
End of period                           $   25.95      $   24.43      $   20.13      $   14.85      $   15.18      $  12.27
                                        --------------------------------------------------------------------------------------
Ratios/Supplemental Data

Total return                                 6.22%         24.84%         40.95%          0.29%*        26.24%*       24.54%*
 ..............................................................................................................................
Ratio of expenses to
average net assets                           1.00%+         1.04%          1.25%          1.25%*         1.25%*        1.25%*+
 ..............................................................................................................................
Ratio of net investment
income to average
net assets                                  (0.18)%+       (0.11)%        (0.01)%         0.02%*        (0.12)%*       0.16%*+
 ..............................................................................................................................
Portfolio turnover rate                      46.1%+         38.1%          57.5%          48.7%          62.4%         51.9%+
 ..............................................................................................................................
Average commission
rate paid                               $  0.0511      $  0.0531              -              -              -             -
 ..............................................................................................................................
Net assets, end of period
(in millions)                           $   1,345      $   1,021      $     264      $     101      $      65      $     28
 ..............................................................................................................................


* Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through 12/31/95.
+  Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------
Unaudited                                                         June 30, 1997

-----------------------
Statement of Net Assets                            Shares/Par           Value
--------------------------------------------------------------------------------
                                                                 In thousands
Common Stocks  91.8%

FINANCIAL  9.4%

Insurance  4.4%

ACE Limited                                           375,000      $   27,703
 ...............................................................................
PartnerRe Holdings                                    500,000          19,063
 ...............................................................................
PMI Group                                             200,000          12,475
 ...............................................................................
                                                                       59,241
                                                                   ............
Financial Services  5.0%

Fairfax Financial (144a) (CAD) *                       48,000          13,903
 ...............................................................................
Franklin Resources                                    300,000          21,769
 ...............................................................................
Mercury Finance                                       500,000           1,219
 ...............................................................................
Money Store                                           600,000          17,156
 ...............................................................................
Nationwide Financial Services (Class A)               515,000          13,680
                                                                   ............
                                                                       67,727
                                                                   ............
Total Financial                                                       126,968
                                                                   ............
HEALTH CARE  10.1%

Biotechnology  2.0%

Biogen *                                              400,000          13,562
 ...............................................................................
Gilead Sciences *                                     500,000          13,844
 ...............................................................................
                                                                       27,406
                                                                   ............
Medical Instruments and Devices  3.2%

St. Jude Medical *                                    375,000          14,625
 ...............................................................................
Sybron International *                                510,000          20,336
 ...............................................................................
United States Surgical                                225,600           8,404
 ...............................................................................
                                                                       43,365
                                                                   ............
Health Care Services  4.9%

Apria Healthcare *                                    136,600           2,424
 ...............................................................................
Cardinal Health                                       215,000          12,309
 ...............................................................................
Covance *                                             825,000          15,933
 ...............................................................................
Quest Diagnostics *                                   750,000          15,422
 ...............................................................................
Quorum Health Group *                                 550,000          19,594
 ...............................................................................
                                                                       65,682
                                                                   ............
Total Health Care                                                     136,453
                                                                   ............

T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------

                                                   Shares/Par           Value
--------------------------------------------------------------------------------
                                                                 In thousands
CONSUMER  17.2%

Soft Goods Retailers  2.3%

Gymboree *                                            650,000      $   15,580
 ...............................................................................
Kohl's *                                              300,000          15,881
 ...............................................................................
                                                                       31,461
                                                                   ............
Hard Goods Retailers  5.1%

Circuit City Stores                                   475,000          16,892
 ...............................................................................
Costco Companies *                                    500,000          16,453
 ...............................................................................
General Nutrition *                                   700,000          19,556
 ...............................................................................
Waban *                                               500,000          16,094
 ...............................................................................
                                                                       68,995
                                                                   ............
Consumer Non-Durables  3.4%

American Pad & Paper *                                685,500          11,568
 ...............................................................................
Consolidated Cigar Holdings *                          38,600           1,071
 ...............................................................................
Culligan Water Technologies *                         137,400           6,149
 ...............................................................................
Warnaco Group (Class A)                               825,000          26,297
 ...............................................................................
                                                                       45,085
                                                                   ............
Restaurants  1.4%

Boston Chicken *                                      517,300           7,226
 ...............................................................................
Outback Steakhouse *                                  500,000          12,078
 ...............................................................................
                                                                       19,304
                                                                   ............
Entertainment  1.2%

Royal Caribbean Cruises                               450,000          15,722
 ...............................................................................
                                                                       15,722
                                                                   ............
Consumer Services  3.8%

CUC International *                                   562,500          14,519
 ...............................................................................
La Quinta Inns                                        875,000          19,141
 ...............................................................................
Stewart Enterprises (Class A)                         400,000          16,750
 ...............................................................................
                                                                       50,410
                                                                   ............
Total Consumer                                                        230,977
                                                                   ............
TECHNOLOGY  7.1%

Computer Software  2.9%

BMC Software *                                        275,000          15,245
 ...............................................................................
Intuit *                                              235,000           5,383
 ...............................................................................

T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------




                                                           Shares/Par      Value
--------------------------------------------------------------------------------
                                                                    In thousands
PLATINUM technology *                                       450,000    $   6,019
 ................................................................................
Synopsys *                                                  350,000       12,917
 ................................................................................
                                                                          39,564
                                                                       .........
Networking and Telecom Equipment 1.6%

Anixter International *                                     375,000        6,445
 ................................................................................
Cascade Communications *                                    250,000        6,899
 ................................................................................
Network General *                                           525,000        7,793
 ................................................................................
                                                                          21,137
                                                                       .........
Semiconductors 2.6%

Analog Devices *                                            408,333       10,846
 ................................................................................
Maxim Integrated Products *                                 225,000       12,783
 ................................................................................
Xilinx *                                                    225,000       11,032
 ................................................................................
                                                                          34,661
                                                                       .........
Total Technology                                                          95,362
                                                                       .........
BUSINESS SERVICES 27.3%

Telecom Services 5.1%

 ................................................................................
360 Communications *                                        960,000       16,440
 ................................................................................
Aerial Communications *                                     408,200        3,521
 ................................................................................
Comcast (Class A Special)                                   650,000       13,873
 ................................................................................
Cox Communications (Class A) *                              535,000       12,840
 ................................................................................
Omnipoint *                                                 425,000        7,052
 ................................................................................
Palmer Wireless *                                           539,600        9,140
 ................................................................................
Vanguard Cellular (Class A) *                               425,000        5,870
 ................................................................................
                                                                          68,736
                                                                       .........
Computer Services 6.5%

Affiliated Computer Services (Class A) *                    525,000       14,700
 ................................................................................
BDM International *                                         550,000       12,581
 ................................................................................
Checkfree *                                                 450,000        7,917
 ................................................................................
DST Systems *                                               450,000       14,991
 ................................................................................
National Data                                               325,000       14,077
 ................................................................................
Sterling Commerce *                                         250,000        8,219
 ................................................................................
SunGard Data Systems *                                      325,000       15,112
 ................................................................................
                                                                          87,597
                                                                       .........
Distribution 6.0%

Corporate Express *                                         969,700       13,970
 ................................................................................
Ikon Office Solutions                                       700,000       17,456
 ................................................................................

T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------




                                                           Shares/Par      Value
--------------------------------------------------------------------------------
                                                                    In thousands
JP Foodservice *                                             675,000     $19,364
 ................................................................................
MSC *                                                        350,900      14,080
 ................................................................................
Richfood Holdings                                            600,000      15,600
 ................................................................................
                                                                          80,470
                                                                       .........
Media and Advertising 3.4%

 ................................................................................
ADVO *                                                       225,000       3,656
 ................................................................................
Catalina Marketing *                                         387,600      18,653
 ................................................................................
Jacor Communications *                                       231,000       8,858
 ................................................................................
Outdoor Systems *                                            377,700      14,400
 ................................................................................
                                                                          45,567
                                                                       .........
Environmental 1.7%

Republic Industries *                                        310,000       7,711
 ................................................................................
USA Waste Services *                                         373,500      14,427
 ................................................................................
                                                                          22,138
                                                                       .........
Miscellaneous Business Services 4.6%

Fastenal                                                     175,000       8,553
 ................................................................................
Gartner Group (Class A) *                                    575,200      20,653
 ................................................................................
HFS *                                                        190,000      11,020
 ................................................................................
Interim Services *                                           500,000      22,250
 ................................................................................
                                                                          62,476
                                                                       .........
Total Business Services                                                  366,984
                                                                       .........
ENERGY 6.8%

Energy Services 5.9%

Camco International                                          400,000      21,900
 ................................................................................
Cooper Cameron *                                             400,000      18,700
 ................................................................................
Smith International *                                        375,000      22,781
 ................................................................................
Weatherford Enterra *                                        402,600      15,500
 ................................................................................
                                                                          78,881
                                                                       .........
Exploration and Production  0.9%

United Meridian *                                            400,000      12,000
 ................................................................................
                                                                          12,000
                                                                       .........
Total Energy                                                              90,881
                                                                       .........
INDUSTRIAL  9.6%

Defense and Aerospace  1.5%

BE Aerospace *                                               655,000      20,673
 ................................................................................
                                                                          20,673
                                                                       .........

T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------




                                                           Shares/Par      Value
--------------------------------------------------------------------------------
                                                                    In thousands
Automobiles and Related 1.2%

OEA                                                         400,000   $   15,800
 ................................................................................
                                                                          15,800
                                                                      ..........
Specialty Chemicals 1.9%

Great Lakes Chemical                                        388,000       20,321
 ................................................................................
Polymer Group *                                             350,000        5,644
 ................................................................................
                                                                          25,965
                                                                      ..........
Machinery 5.0%

Danaher                                                     475,000       24,136
 ................................................................................
Teleflex                                                    582,800       18,213
 ................................................................................
TriMas                                                      875,000       24,609
 ................................................................................
                                                                          66,958
                                                                      ..........
Total Industrial                                                         129,396
                                                                      ..........
BASIC MATERIALS 2.5%

Mining 2.5%

Battle Mountain Gold (Class A)                            2,075,000       11,802
 ................................................................................
Cambior                                                   1,000,000       11,312
 ................................................................................
TVX Gold *                                                2,050,000       10,891
 ................................................................................
Total Basic Materials                                                     34,005
                                                                      ..........
Miscellaneous Common Stocks 1.8%                                          24,421
                                                                      ..........
Total Common Stocks (Cost $1,020,223)                                  1,235,447
                                                                      ..........
U.S. Government Obligations/
Agencies 3.0%

U.S. Treasury Notes

       5.50%, 7/31/97                                   $10,000,000       10,000
       .........................................................................
       5.625%, 10/31/97                                  10,000,000       10,003
       .........................................................................
       8.50%, 7/15/97                                    10,000,000       10,013
       .........................................................................
       8.625%, 8/15/97                                   10,000,000       10,039
       .........................................................................

Total U.S. Government Obligations/Agencies (Cost $40,054)                 40,055
                                                                      ..........

T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------




                                                           Shares/Par      Value
--------------------------------------------------------------------------------
                                                                    In thousands
Short-Term Investments 8.8%

Repurchase Agreements (S) 4.3%

Investments in Repurchase Agreements through
a Joint Account
  Dated 6/30/97, 5.80%, Delivery Value
  $57,951,000 on 7/1/97                                 $57,941,213  $   57,941
 ................................................................................
                                                                         57,941
                                                                     ...........
U.S. Government Obligations 4.5%

U.S. Treasury Bills, 4.70 - 5.125%, 7/3 - 7/10/97        20,000,000      19,985
 ................................................................................
                                                                         19,985
                                                                     ...........
Total Short-Term Investments (Cost $77,926)                              77,926
                                                                     ...........
Total Investments in Securities

100.6% of Net Assets (Cost $1,138,203)                                1,353,428

Other Assets Less Liabilities                                            (8,582)
                                                                     ...........

NET ASSETS                                                           $1,344,846
                                                                     -----------
Net Assets Consist of:

Accumulated net investment income - net of distributions             $   (1,051)

Accumulated net realized gain/loss - net of distributions                18,382

Net unrealized gain (loss)                                              215,225

Paid-in-capital applicable to 51,824,544 shares of $0.01
par value capital stock outstanding; 1,000,000,000
shares authorized                                                     1,112,290
                                                                     ...........

NET ASSETS                                                           $1,344,846
                                                                     -----------

NET ASSET VALUE PER SHARE                                            $    25.95
                                                                     -----------



  *   Non - income producing
 (S)  Fully collateralized by U.S. government securities
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at period-end amounts to 1.03% of net assets.
 CAD  Canadian dollar


The accompanying notes are an integral part of these financial statements.

T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------
Unaudited


-----------------------
Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                       6 Months
                                                                          Ended
                                                                        6/30/97
Investment Income

Income
 Interest                                                            $    3,317
 Dividend                                                                 1,526
                                                                     ...........
 Total income                                                             4,843
                                                                     ...........
Expenses
 Investment management                                                    3,991
 Shareholder servicing                                                    1,582
 Prospectus and shareholder reports                                         118
 Registration                                                               101
 Custody and accounting                                                      74
 Legal and audit                                                              6
 Directors                                                                    6
 Miscellaneous                                                               16
                                                                     ...........
 Total expenses                                                           5,894
                                                                     ...........
Net investment income                                                    (1,051)
                                                                     ...........
Realized and Unrealized Gain (Loss)

 Net realized gain (loss)
 Securities                                                              12,051
 Foreign currency transactions                                              (11)
                                                                     ...........
 Net realized gain (loss)                                                12,040
 Change in net unrealized gain or loss on securities                     66,814
                                                                     ...........
 Net realized and unrealized gain (loss)                                 78,854
                                                                     ...........
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                               $   77,803
                                                                     -----------

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------
Unaudited


----------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands


                                                          6 Months         Year
                                                             Ended        Ended
                                                           6/30/97     12/31/96
Increase (Decrease) in Net Assets
Operations
 Net investment income                                 $    (1,051) $      (675)
 Net realized gain (loss)                                   12,040       31,550
 Change in net unrealized gain or loss                      66,814      101,719
                                                       .........................
 Increase (decrease) in net assets from operations          77,803      132,594
                                                       .........................
Distributions to shareholders
 Decrease in net assets from distributions                       -      (27,658)
                                                       .........................
Capital share transactions *
  Shares sold                                              499,070      794,631
  Distributions reinvested                                       -       26,549
  Shares redeemed                                         (253,065)    (169,185)
                                                       .........................
  Increase (decrease) in net assets from capital
  share transactions                                       246,005      651,995
                                                       .........................
Net equalization                                                 -          120
                                                       .........................
Net Assets
Increase (decrease) during period                          323,808      757,051
Beginning of period                                      1,021,038      263,987
                                                       .........................
End of period                                          $ 1,344,846  $ 1,021,038
                                                       -------------------------
* Share information
   Shares sold                                              20,542       35,021
   Distributions reinvested                                      -        1,102
   Shares redeemed                                         (10,509)      (7,442)
                                                       .........................
   Increase (decrease) in shares outstanding                10,033       28,681


The accompanying notes are an integral part of these financial statements.

T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 1997


-----------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Mid-Cap Growth Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on June 30, 1992.

Valuation Equity securities are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices.

Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at amortized cost which, when combined with accrued interest, approximates fair value.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are

T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------



reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Effective January 1, 1997, the fund discontinued its practice of equalization. The results of operations and net assets were not affected by this change.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Repurchase Agreements The fund, and other affiliated funds, may transfer uninvested cash into a joint account, the daily aggregate balance of which is invested in one or more overnight repurchase agreements. All repurchase agreements purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity and are fully collaterallized by U.S. government securities. Collateral is in the possession of the fund's custodian and is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $512,048,000 and $246,510,000, respectively, for the six months ended June 30, 1997.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

At June 30, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $1,138,203,000, and net unrealized gain

T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------


aggregated $215,225,000, of which $269,710,000 related to appreciated investments and $54,485,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $732,000 was payable at June 30, 1997. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At June 30, 1997, and for the six months then ended, the effective annual group fee rate was 0.33%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $1,305,000 for the six months ended June 30, 1997, of which $256,000 was payable at period-end.

T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------


Investment Services And Information

KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person  Available in T. Rowe Price Investor Centers.

ACCOUNT SERVICES

Checking  Available on most fixed income funds ($500 minimum).

Automatic Investing  From your bank account or paycheck.

Automatic Withdrawal  Scheduled, automatic redemptions.

Distribution Options  Reinvest all, some, or none of your distributions.

Automated 24-Hour Services Including Tele*Access(R) and T. Rowe Price OnLine.

DISCOUNT BROKERAGE*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

INVESTMENT INFORMATION

Combined Statement  Overview of your T. Rowe Price accounts.

Shareholder Reports Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update  Quarterly review of all T. Rowe Price fund results.

Insights  Educational reports on investment strategies and financial markets.

Investment Guides  Asset Mix Worksheet, College Planning Kit, Diversifying
Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

*A division of T. Rowe Price Investment Services, Inc.  Member NASD/SIPC.

T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS
 ......................................

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Science & Technology
Small-Cap Stock**
Small-Cap Value*
Spectrum Growth
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS
 ......................................

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Insured
Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal
Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured
Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Emerging Markets Bond
Global Government Bond
International Bond

MONEY MARKET FUNDS
 ......................................
Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS
 ......................................
Balanced
Personal Strategy Balanced
Personal Strategy Income
Personal Strategy Growth
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY
 ......................................

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced
Portfolio
Prime Reserve Portfolio


* Closed to new investors.
**Formerly the OTC Fund.
Please call for a prospectus. Read it carefully before you invest or send money.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY.
T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

For yield, price, last transaction, current balance, or to conduct transactions, 24 hours, 7 days a week, call Tele*Access(R): 1-800-638-2587 toll free

For assistance with your existing fund account, call: Shareholder Service Center 1-800-225-5132 toll free 410-625-6500 Baltimore area

To open a Discount Brokerage account or obtain information, call: 1-800-638-5660 toll free

Internet address:  www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus of the T. Rowe Price Mid-Cap Growth Fund.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

[LOGO OF T. ROWE PRICE APPEARS HERE]

T. Rowe Price Investment Services, Inc., Distributor.  F64-051  6/30/97